UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2022

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

420 N. Wabash Avenue, Suite 500, Chicago, Illinois 60611

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (312) 809-7002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 3, 2022, Chicago Atlantic Real Estate Finance, Inc. entered into a Credit Agreement (the “Credit Agreement”) by and among FarmaceuticalRX LLC, as parent, and certain of its subsidiaries as borrowers and/or guarantors (collectively, with FarmaceuticalRX LLC, the “Borrowers”), Chicago Atlantic Admin, LLC, as agent, Green Ivy Capital, LLC, as lead arranger, the Company as a lender named in the Credit Agreement, and the other lenders from time to time party thereto (collectively, the “Lenders”).

The Credit Agreement provides for the extension of $34 million in aggregate loan commitment to the Borrowers. Pursuant to the Credit Agreement, the Lenders collectively funded the entire $34 million of the aggregate principal amount, with the Company funding $30 million of such principal amount.

The Company’s commitment under the Credit Agreement is secured by liens on substantially all assets of the Borrowers, including, in particular, real estate owned in Ohio.

On February 8, 2022, the Company issued a press release announcing the funding of the loan to the Borrowers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

a)	Financial statements of businesses or funds acquired

No financial statements are being filed with this report. Any required financial statements in connection with the transactions described in Item 2.01 will be filed by amendment pursuant to Item 9.01(a)(3) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

b)	Pro forma financial information

No pro forma financial information is being filed with this report. Any required pro forma financial information in connection with the transactions described in Item 2.01 will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated February 8, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: February 8, 2022	By:	/s/ Anthony Cappell
		Name:	Anthony Cappell
		Title:	Chief Executive Officer

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